PREPAID EXPENSES AND OTHER CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
PREPAID EXPENSES AND OTHER CURRENT ASSETS
Schedule of prepaid expenses and other current assets

	As of December 31,
	2011	2012

Prepayment for building and property	$—	$13,283
Prepaid rent and other prepaid expenses	1,787	8,038
Advances to suppliers	797	2,449
Other current assets	1,061	1,664
Deposits	357	1,213
Advances to employees	759	1,055
Accrued interests receivable	801	793
Loan receivable	950	—
Total	$6,512	$28,495